PRIVATE PLACEMENT AND JH DARBIE FINANCING (Tables)	12 Months Ended
Dec. 31, 2022
Private Placement And Jh Darbie Financing
SCHEDULE OF FUNDS RECEIVED UNDER THE SUBSCRIPTION AGREEMENT

As of December 31, 2022, and 2021, debt recorded under the JH Darbie Financing, net of debt discounts, consist of the following amounts:

	December 31, 2022	December 31, 2021
Convertible promissory notes
Subscription agreements - accredited investors	$2,342,064	$2,353,253
Subscription agreements – related party	125,547	109,046
Total convertible promissory notes	$2,466,611	$2,462,299

SCHEDULE OF FAIR VALUE WARRANTS ESTIMATED USING BLACK SCHOLES VALUATION MODEL

Expected Term	1.5 years
Expected volatility	152.3%-164.8%
Risk-free interest rates	0.09%-0.11%
Dividend yields	0.00%

Strike price	$0.15
Expected Term	1 year
Expected volatility	115.1%
Risk-free interest rates	1.36%
Dividend yields	0.00%